Exhibit 99.1

GRANTED

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

DR. LARRY GOLD and DR. JASON CLEVELAND, on behalf of themselves and all similarly situated former stockholders of SomaLogic, Inc.,	
Plaintiffs,	
v.	C.A. No. 2023-1249-SG
ELI CASDIN, TROY COX, THOMAS CAREY, JASON RYAN, and CASDIN CAPITAL, LLC,	
Defendants.	

STIPULATION AND [PROPOSED] ORDER
GOVERNING PLAINTIFFS' MOTION FOR AN
INTERIM AWARDOF ATTORNEYS' FEES AND EXPENSES

WHEREAS, the parties have reached an agreement to resolve Plaintiff's Motion for an Interim Award of Attorney's Fees and Expenses ("Mootness Fee Application");

WHEREAS, Defendants have denied and continue to deny all allegations and claims brought by Plaintiffs;

WHEREAS, Defendants agreed to resolve Plaintiffs' Mootness Fee Application solely to avoid the cost and litigation risk associated with opposing Plaintiffs' Mootness Fee Application;

WHEREAS, the Court requires the parties to provide notice to stockholders concerning any agreed-upon payment of attorneys’ fees and expenses in circumstances where the underlying claims are dismissed as moot; and WHEREAS, the Court has not passed judgment on the amount of the payment to be made with respect to Plaintiffs’ Mootness Fee Application. IT IS HEREBY STIPULATED AND AGREED, by the parties, subject to the Court’s approval, as follows: Defendants shall cause Standard BioTools, Inc. (“Standard BioTools”) to attach this Stipulation and Order Regarding Notice (the “Order”) as an exhibit to a Form 8-K (substantially in the form attached hereto as Exhibit A) that Standard BioTools will file with the United States Securities and Exchange Commission within four (4) business days following the entry of this Order. The filing by Standard BioTools of this Order as an attachment to a Form 8-K constitutes adequate notice for purposes of Ct. Ch. R. 23(e) (the “Notice”). Defendants’ counsel shall file with the Court an affidavit that the Notice has been made in accordance with Paragraph 1 above no later than five (5) business days after the Notice has been publicly filed (the “Affidavit”); Within five (5) business days of the date of the entry of this Order, Defendants shall cause Standard BioTools, or its designee, to pay Plaintiffs’ counsel eight hundred ninety thousand dollars and zero cents ($890,000.00) in full satisfaction of Plaintiffs’ Mootness Fee Application. The foregoing payment shall fully satisfy and resolve Plaintiffs’ Mootness Fee Application, and Plaintiffs’ counsel shall not seek any additional fees, expenses, or costs relating to its Mootness Fee Application. ABRAMS & BAYLISS LLP OF COUNSEL: John F. Sylvia Michael E. Pastore MINTZ, LEVIN, COHN, FERRIS GLOVSKY AND POPEO, P.C. One Financial Center Boston, MA 02111 (617) 542-6000 /s/ E. Wade Houston A. Thompson Bayliss (#4379) E. Wade Houston (#6289) Ben Lucy (#7324) 20 Montchanin Road, Suite 200 Wilmington, DE 19807 (302) 778-1000 bayliss@abramsbayliss.com houston@abramsbayliss.com lucy@abramsbayliss.com Attorneys for Plaintiffs

OF COUNSEL: Catherine D. Kevane FENWICK & WEST LLP 555 California Street San Francisco, CA 94104 (415) 875-2300 Y. Monica Chan FENWICK & WEST LLP 401 Union Street, Fifth Floor Seattle, WA 98101 (206) 389-4510 OF COUNSEL: Daniel W. Halston Peter A. Spaeth Erika Schutzman WILMERHALE LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000 Date: December 16, 2024 MORRIS, NICHOLS, ARSHT & TUNNELL LLP /s/ D. McKinley Measley D. McKinley Measley (#5108) Phillip Reytan (#7255) 1201 North Market Street Wilmington, DE 19801 (302) 658-9200 dmeasley@morrisnichols.com preytan@morrisnichols.com Attorneys for Defendants Troy Cox and Thomas Carey POTTER ANDERSON & CORROON LLP /s/ Nicholas D. Mozal T. Brad Davey (#5094) Nicholas D. Mozal (#5838) Megan Thomas (#7273) 1313 N. Market Street Hercules Plaza, 6th Floor Wilmington, DE 19801 (302) 984-6000 bdavey@potteranderson.com nmozal@potteranderson.com mthomas@potteranderson.com Attorneys for Defendant Jason Ryan

RICHARDS, LAYTON & FINGER, P.A. /s/ Raymond J. DiCamillo Raymond J. DiCamillo #3188) Sandy Xu (#6966) 920 North King Street Wilmington, Delaware 19801 (302) 651-7700 dicamillo@rlf.com xu@rlf.com Attorneys for Defendants Eli Casdin and Casdin Capital, LLC SO ORDERED, this day of December, 2024. Vice Chancellor Sam Glasscock III

This document constitutes a ruling of the court and should be treated as such. File & Serve Transaction ID: 75235160 Current Date: Dec 19, 2024 Case Number: 2023-1249-SG /s/ Judge Sam Glasscock